UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A)
of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12.

PUTNAM ASSET ALLOCATION FUNDS

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A message from Putnam Investments and the Board of Trustees of the Putnam funds

Putnam Income Strategies Portfolio

A few minutes of your time now can help save time and expenses later.

Dear Shareholder:

We are asking for your vote on important matters affecting your investment in the Putnam Income Strategies Portfolio (the “fund”). The fund will hold a shareholder meeting on June 23, 2022 to decide the proposal described below. We are asking you — and all shareholders — to consider and vote on this important matter.

You may vote conveniently by:

• Visiting the website listed on the proxy card.

• Calling by telephone, using the toll-free number listed on the proxy card.

• Mailing the enclosed proxy card — be sure to sign, date, and return the card in the enclosed postage-paid envelope.

Of course, you are also welcome to attend and vote your shares at the shareholder meeting on June 23, 2022 on the following proposal. The Trustees of the Putnam funds unanimously recommend that you vote “FOR” the proposal described below.

Proposal 1: Approving a new management contract for your fund.

Shareholders of the fund are being asked to approve a new management contract with Putnam Investment Management, LLC, your fund’s investment adviser (“Putnam Management”). Under the proposed new management contract, the fund will pay a management fee to Putnam Management.

At present, the fund does not pay a management fee to Putnam Management, as the fund’s shares are offered only to other Putnam funds. However, the fund intends to register an offering of its shares under the Securities Act of 1933, as amended and, upon the effectiveness of that registration, its shares will also be offered directly to external investors. The purpose of the new management contract is to implement a management fee to compensate Putnam Management for managing the assets of the fund. (Putnam Management does receive a management fee from the Putnam funds that invest in the fund. Putnam Management has contractually agreed to waive fees or reimburse expenses of Putnam funds that invest in the fund through at least December 30, 2023 to offset the management fee it would earn from the fund under the proposed management contract.)

We recommend you vote for the new management contract.

The enclosed proxy statement contains detailed information regarding the proposal.

Please vote today.

We encourage you to sign and return your proxy card today or, alternatively, to vote online or by telephone using the voting control number that appears on your proxy card. Delaying your vote will increase fund expenses if further mailings are required. Your shares will be voted on your behalf exactly as you have instructed. If you sign the proxy card without specifying your vote, your shares will be voted in accordance with the Trustees’ recommendation. If any other business properly comes before the meeting and any postponement and adjournment thereof, your shares will be voted at the discretion of the persons designated on the proxy card.

Your vote is extremely important. If you have questions, please call toll-free 1-800-225-1581 or contact your financial advisor.

We appreciate your participation and prompt response, and thank you for investing in the Putnam funds.

Sincerely yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

[insert signature image]

Kenneth R. Leibler
Chair, Board of Trustees
The Putnam Funds

[insert image of Robert L. Reynolds and Kenneth R. Leibler]

Table of contents

Notice of a Special Meeting of Shareholders	1

Further Information About Voting and the
Special Meeting	13

Appendix A: Form of New Management Contract	A-1

Appendix B: Current and Pro Forma Total Annual
Operating Expense Tables	B-1

Appendix C: Previous Trustee Approval of Management Contract for
the Fund in August 2021	C-1

PROXY CARD(S) ENCLOSED

If you have any questions, please call toll-free 1-800-225-1581 or call your financial advisor.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 23, 2022.

The proxy statement is available at
https://www.putnam.com/static/pdf/email/IncomeStrategies-proxy-statement.pdf.

Notice of a Special Meeting of Shareholders

To the Shareholders of:

PUTNAM INCOME STRATEGIES PORTFOLIO

This is the formal agenda for the fund’s shareholder meeting. It tells you what proposals will be voted on and the time and place of the meeting, in case you wish to attend.

A Special Meeting of Shareholders of your fund will be held on June 23, 2022, at 1:00 p.m. Eastern time, at the principal offices of the fund on the 2nd floor of 100 Federal Street, Boston, Massachusetts 02110, to consider the following proposal:

Proposal	Proposal Description

1.	Approving a new management contract for your fund

As part of our effort to maintain a safe and healthy environment at the special meeting, the fund and the Trustees are closely monitoring statements issued by the World Health Organization (who.int) and the Centers for Disease Control and Prevention (cdc.gov) regarding the novel coronavirus disease, COVID-19. For that reason, the Trustees reserve the right to reconsider the date, time and/or means of convening your fund’s meeting.

By Michael J. Higgins, Clerk, and by the Trustees

Kenneth R. Leibler, Chair

Liaquat Ahamed	Paul L. Joskow
Ravi Akhoury	George Putnam, III
Barbara M. Baumann	Robert L. Reynolds
Katinka Domotorffy	Manoj P. Singh
Catharine Bond Hill	Mona K. Sutphen

In order for you to be represented at your fund’s shareholder meeting, we urge you to record your voting instructions via the Internet or by telephone, or to mark, sign, date, and mail the enclosed proxy card in the postage-paid envelope provided.

June 16, 2022

Proxy Statement

This document will give you the information you need to vote on the proposal. Much of the information is required under rules of the Securities and Exchange Commission (“SEC”); some of it is technical. If there is anything you do not understand, please call toll-free 1-800-225-1581, or call your financial advisor.

Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of the Putnam Income Strategies Portfolio (the “fund”) for use at the fund’s special meeting of shareholders on June 23, 2022 and, if the meeting is postponed or adjourned, at any later sessions, for the purpose of approving a new management contract for the fund. The Notice of a Special Meeting of Shareholders, the proxy card, and this proxy statement are being mailed beginning on or about June 16, 2022.

How do your fund’s Trustees recommend that shareholders vote on the proposal?

The Trustees recommend that you vote FOR the proposal.

Who is eligible to vote?

Shareholders of record of the fund at the close of business on May 24, 2022 (the “Record Date”) are entitled to be present and to vote at the meeting or, if it is postponed or adjourned, at any later sessions.

The number of shares of the fund outstanding on the Record Date was [ ]. Each share is entitled to one vote, with fractional shares voting proportionately.

How will your shares be voted?

Shares represented by your duly executed proxy card will be voted in accordance with your instructions. If you sign and return the proxy card but don’t fill in a vote, your shares will be voted in accordance with the Trustees’ recommendation. If any other business properly comes before your fund’s meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

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PROPOSAL 1: APPROVING A NEW MANAGEMENT CONTRACT FOR YOUR FUND

What is this proposal?

Shareholders of the fund are being asked to approve a new management contract with Putnam Investment Management, LLC (“Putnam Management”), your fund’s investment adviser.

Why did Putnam Management propose a new management contract for the fund?

Putnam Management currently serves as the investment manager to the fund pursuant to a management contract between Putnam Asset Allocation Funds (the “Trust”), on behalf of the fund, and Putnam Management executed as of November 22, 2019 (the “current management contract”). Under the current management contract, the fund does not pay Putnam Management a management fee for management services provided by Putnam Management to the fund. Under the proposed new management contract, the fund will pay a management fee to Putnam Management.

At present, the fund’s shares are offered only to other Putnam funds. However, the fund intends to register an offering of its shares under the Securities Act of 1933, as amended (the “Securities Act”) and, upon the effectiveness of that registration, its shares will also be offered directly to external investors. The purpose of the new management contract is to implement a management fee to compensate Putnam Management for managing the assets of the fund. (Putnam Management does receive a management fee from the Putnam funds that invest in the fund. Putnam Management has contractually agreed to waive fees or reimburse expenses of Putnam funds that invest in the fund through at least December 30, 2023 to offset the management fee it would earn from the fund under the proposed management contract.)

The Board of Trustees, including the Independent Trustees, has approved, and recommends that shareholders of the fund approve, the new management contract with Putnam Management. “Independent Trustees” are those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of your fund or Putnam Management.

What is the voting requirement for approving Proposal 1?

Approving this proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the fund, which is defined under the 1940 Act, to be the lesser of (a) more than 50% of the outstanding shares of the fund, or (b) 67% or more of the shares of the fund present (in person or by proxy) at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

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The new management contract for the fund will only become effective if the shareholders of the fund approve the new management contract.

What if the proposal is not approved by shareholders?

If this proposal is not approved by shareholders of the fund, then the current management contract will continue in effect as long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the fund, and (ii) a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. In addition, Putnam Management may consider a number of options for the fund, including pursuing an alternative fee structure for the fund or abandoning the offering of the fund to external investors. Some of these options may require shareholder approval for implementation.

What are the implications for the fund if the new management contract is approved?

New Management Contract. The new management contract establishes the management fee that the fund will pay. If the new management contract is approved, effective on the first day of the first month following approval (which is expected to be on or about July 1, 2022) or at a later time as Putnam Management may deem appropriate under the circumstances (the “Implementation Date”), the fund will pay a monthly fee to Putnam Management. The fee will be calculated by applying a rate to the fund’s average net assets for the month. The rate will be based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets) (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below:

0.630% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.580% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.530% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.480% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.430% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.410% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.400% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
and
0.395% of any excess thereafter.

All other terms and conditions of the new management contract (except for effective date, the name of the fund (which is expected to be renamed “Putnam Multi-Asset Income Fund” in connection with an upcoming repositioning of the fund, described below), and the term of the contract are substantially identical to those of the fund’s current management contract. The services to be provided under the new management contract are the same as the services currently provided under the current management contract. The new management contract, marked to show the proposed changes against the current management contract, is included in Appendix A.

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Comparison of Management Fees. Under the current management contract, the fund does not pay a management fee to Putnam Management.

As discussed above, under the new management contract, Putnam Management will receive a management fee, payable monthly by the fund within 15 days after the close of each month at a specific annual rate (based on Total Open-End Mutual Fund Average Net Assets) of the fund’s average net assets (as shown in Appendix A).

The table below shows the aggregate amount paid to Putnam Management under the current management contract for the fiscal year ended August 31, 2021 and the amount Putnam Management would have been paid for the period if the new management contract had been in effect.

	Aggregate	Aggregate
	Amount Paid	Amount Paid
	Under Current	Under New	%
Fund	Contract	Contract*	Difference
Putnam Income Strategies Portfolio	$0	$65,300	N/A

*If the new management contract is approved, Putnam Management will implement a new expense limitation for the fund. Under the new expense limitation agreement, Putnam Management will contractually agree to waive fees and/or reimburse expenses of the fund through at least December 30, 2023 to the extent that the total annual operating expenses for the fund (exclusive of payments under the fund’s distribution plans, payments under the fund’s investor servicing contract, brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, and acquired fund fees and expenses) will exceed an annual rate of 0.46% of the fund’s average net assets. After giving effect to this new expense limitation, the net management fee is estimated to be $48,000.

Comparison of Total Expenses. Included in Appendix B are examples of the fund’s total annual operating expenses (as a percentage of average net assets) under the current management contract and pro forma total annual operating expenses under the proposed new management contract.

Implementation of New Management Contract. If this proposal is approved by shareholders of the fund, the new management contract will take effect on the Implementation Date. It will remain in effect (unless terminated) through June 30, 2023, and would continue in effect from year to year after that so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the relevant fund, and (ii) a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval.

At the time the new management contract becomes effective, Putnam Management will contractually agree to waive fees and/or reimburse expenses of the fund through at least December 30, 2023 to the extent that the total annual operating expenses for the fund (exclusive of payments under the fund’s distribution plans, payments under the fund’s investor servicing contract, brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, and

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acquired fund fees and expenses) will exceed an annual rate of 0.46% of the fund’s average net assets.

Current Management Contract. The current management contract for the fund is dated November 22, 2019, and was approved with respect to the fund by the initial shareholder of the fund on December 31, 2019. The current management contract has not been submitted for approval by the shareholders of the fund since December 31, 2019.

If the new management contract is approved, will there be other changes to the fund?

Changes to the fund are expected, although they are not contingent upon approval of the new management contract. Separately, the Trustees have approved changes to the fund’s name, investment objective, principal investment strategy, custom blended benchmark, fee structure, as well as to the share classes offered by the fund (collectively, the “Repositioning”). Specifically:

• The fund’s name will change to “Putnam Multi-Asset Income Fund.”

• The fund’s investment goal is currently “to seek total return consistent with preservation of capital with total return composed of capital appreciation and income.” As revised the fund’s goal will be “to seek total return consistent with conservation of capital. Within the fund’s total return orientation, the fund seeks to provide current income, along with long-term capital appreciation.”

• The fund’s benchmark is a custom blended benchmark, the Putnam Income Strategies Blended Benchmark. Currently, the benchmark is 55% the Bloomberg U.S. Aggregate Bond Index, 21% the Russell 3000® Index, 14% the JPMorgan Developed High Yield Index, 6% the ICE BofA U.S. Treasury Bill Index, and 4% the MSCI EAFE Index (ND). The fund’s new benchmark, the Putnam Multi-Asset Income Blended Benchmark, will be 55% the Bloomberg U.S. Aggregate Bond Index, 22.5% the Russell 3000® Index, 18% the JPMorgan Developed High Yield Index, and 4.5% the MSCI EAFE Index (ND).

• The fund’s principal investment strategy will change to slightly increase the fund’s strategic allocation to equity and to slightly decrease its strategic allocation to fixed income, as follows:

Class	Current Strategic	Proposed Allocation	Current and Proposed
	Allocation		Strategic Range
Equity	25%	27%	5-50%
Fixed Income	75%	73%	50-95%

• The class of shares of the fund currently outstanding will be redesignated as Class P shares.

• The fund will offer several additional classes of shares, including Class A, Class C, Class R, Class R5, Class R6, and Class Y shares, which will bear different fees and expenses.

The changes contemplated by the Repositioning will take effect upon the effectiveness of an amendment to the fund’s registration statement (currently expected on July 1, 2022).

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Shareholder approval is not required for any of the changes contemplated by the Repositioning, and these changes are not contingent upon the approval of the fund’s new management contract.

What factors did the Independent Trustees consider in evaluating the proposed new management contract?

At their meeting on May 19-20, 2022, the Independent Trustees approved, subject to approval by the fund’s shareholders, the new management contract with Putnam Management. In substance, the new management contract differed from the current management contract only in that it charges the fund a management fee.

In considering whether to approve the new management contract at various meetings, including meetings held in May 2022, the Trustees took into account that they had most recently approved the annual continuation of the fund’s current management contract with Putnam Management in June 2021. Because, other than the introduction of a management fee, the new management contract was substantially identical to the fund’s current management contract, the Trustees relied to a considerable extent on their previous approval of the continuance of the fund’s current management contract, which is described at Appendix C below.

In approving the new management fee for the fund, the Trustees considered that the fund is currently offered only to other Putnam funds. They also considered that Putnam Management was proposing to register an offering of the fund’s shares under the Securities Act and that, upon the effectiveness of that registration, the fund’s shares will also be offered directly to external investors. They noted that the new management contract was intended to compensate Putnam Management for managing the assets of the fund. They further noted that Putnam Management does receive a management fee from the Putnam funds that invest in the fund and that Putnam Management has contractually agreed to waive fees or reimburse expenses of Putnam funds that invest in the fund through at least December 30, 2023 to offset the management fee it would earn from the fund under the proposed management contract.

The Trustees noted that the fund’s management fee and current estimated total expenses under the new management contract compared favorably with a group of mutual funds identified by Putnam Management as having strategies similar to those of the fund. Further, the Trustees considered the proposed new management fee in the context of the pending changes to the fund’s name, investment objective, principal investment strategy and custom blended benchmark, which, although not contingent on approval of the new management fee, are expected to take effect at the same time.

The Trustees further considered that the fund’s new management fee will be accompanied by a new contractual expense limitation arrangement that will be implemented in connection with the new management contract.

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General conclusion

After considering the factors described above relating to the proposed new fee and expense structure for the fund, and taking into account all of the factors considered as part of the approval of the continuance of the fund’s current management contract in June 2021, as described in Appendix C, the Trustees, including the Independent Trustees, concluded that the new management contract was in the best interests of the fund and its shareholders and unanimously approved the new management contract.

Who is bearing the costs associated with the proposal, including proxy-related costs?

The expenses of the preparation of proxy statements and related materials, including printing, delivery and solicitation costs, will be borne by Putnam Management. The Trustees and Putnam Management have implemented a contractual expense limitation (the “Contractual Expense Limitation”) with respect to the fund of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). Putnam Management is treating the proxy solicitation costs as other expenses of the fund to be borne by Putnam Management under the Contractual Expense Limitation.

What are the Trustees recommending?

The Trustees of the fund, including all of the Independent Trustees, unanimously recommend that shareholders approve the new management contract for the fund.

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Further Information About Voting and the Special Meeting

Location. As part of our effort to maintain a safe and healthy environment at the special meeting, each fund and the Trustees are closely monitoring statements issued by the Centers for Disease Control and Prevention (cdc.gov) regarding the coronavirus pandemic. For that reason, the Trustees reserve the right to reconsider the date, time and/or means of convening your fund’s meeting. Subject to any restrictions imposed by applicable law, the Trustees may choose to conduct the meeting solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications. If the Trustees choose to change the date, time and/or means of convening your fund’s meeting, the fund will announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the SEC as additional proxy material. Attendees are also encouraged to review guidance from public health authorities on this issue.

Meeting Quorum and Methods of Tabulation. Shareholders of the fund vote together. The holders of thirty percent of the shares of your fund outstanding at the close of business on the Record Date present in person or represented by proxy constitutes a quorum for the transaction of business with respect to the proposal. Votes cast by proxy or in person at the special meeting will be counted by persons your fund appoints as tellers for the meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast.

Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a vote against the proposal. Broker non-votes may result in the proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld.

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Shareholders who object to the proposal in this proxy statement will not be entitled under Massachusetts law or your fund’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) to demand payment for, or an appraisal of, their shares.

Other business. The Trustees know of no matters other than those described in this proxy statement to be brought before the special meeting. If, however, any other matters properly come before the special meeting, proxies will be voted on these matters in accordance with the judgment of the persons named in the enclosed proxy card.

Solicitation of proxies. In addition to soliciting proxies by mail, the Trustees of your fund and employees of Putnam Management and Putnam Investor Services, as well as their agents, may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number Putnam Management or Putnam Investor Services has in its records for their accounts (or that Putnam Management or Putnam Investor Services obtains from agents acting on behalf of financial intermediaries, in the case of shares held in street name through a bank, broker or other financial intermediary) and would be given an opportunity to authenticate their identities and to authorize the proxies to vote their shares at the special meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the special meeting. Your fund is unaware of any such challenge at this time.

Shareholders of your fund also have the opportunity to submit voting instructions over the Internet by using a program provided by a third-party vendor hired by Putnam Management or by automated telephone service. Giving a proxy will not affect your right to vote at the meeting should you decide to attend it. To vote online using the Internet, please access the Internet address listed on the proxy card and follow the instructions on the Internet site. Note that, if you have a smart phone with a “QR” reader, you may access the Internet address by scanning the QR code on your proxy card. To record your voting instructions using the automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

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Expenses of the Solicitation. For managing your fund’s proxy campaign, Broadridge Financial Solutions (“Broadridge”) will receive reimbursement for out-of-pocket expenses, which is estimated to be approximately $100. Other costs associated with the proxy campaign include the expenses of the preparation, printing and delivery of proxy materials. Putnam Management will bear the fund’s costs under the Contractual Expense Limitation.

Revocation of proxies. Giving your proxy, whether by returning the proxy card or providing voting instructions over the Internet or by telephone, does not affect your right to attend the meeting and vote. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing and submitting a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the Internet, or (iv) by attending the meeting and voting.

Date for Receipt of Shareholders’ Proposals for Subsequent Meetings of Shareholders. Your fund does not regularly hold an annual shareholder meeting, but may from time to time schedule a special meeting. The fund has not yet held any shareholder meeting. In accordance with the regulations of the SEC and the fund’s governing documents, in order to be eligible for inclusion in the fund’s proxy statement for a meeting, a shareholder proposal must be received a reasonable time before the fund prints and mails its proxy statement.

The Board Policy and Nominating Committee of the Board of Trustees, which consists only of Independent Trustees, will also consider nominees recommended by shareholders of the fund to serve as Trustees. A shareholder must submit the names of any such nominees in writing to the fund, to the attention of the Clerk, at the address of the principal offices of the fund.

If a shareholder who wishes to present a proposal at a special shareholder meeting fails to notify the fund within a reasonable time before the fund mails its proxy statement, the persons named as proxies will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. All shareholder proposals must also comply with other requirements of the SEC’s rules and the fund’s Declaration of Trust and Amended and Restated Bylaws (“Bylaws”).

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Postponement and adjournment. To the extent permitted by the fund’s Declaration of Trust and Bylaws, any meeting of shareholders may be postponed or cancelled by the Trustees upon public notice prior to the time scheduled for the meeting.

In addition to any ability that the persons named as proxy may have to propose and/or vote on an adjournment of any meeting of shareholders as described below, to the extent permitted by your fund’s Declaration of Trust and Bylaws, any meeting of shareholders may, by action of the chair of the meeting, be adjourned from time to time without further notice (other than announcement at the meeting at which the adjournment is taken) with respect to one or more matters to be considered at the meeting to a designated date (which may be more than 120 days after the date initially set for the meeting), time and place, whether or not a quorum is present with respect to the matter. Upon motion of the chair of the meeting, the question of adjournment may, but need not, be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned and, if approved, such adjournment shall take place without further notice (other than announcement at the meeting at which the adjournment is taken). If the quorum required for the meeting has not been met, the persons named as proxies may propose adjournment of the meeting and to vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the meeting has been met, but sufficient votes in accordance with the Trustees’ recommendation are not received by the time scheduled for the meeting, the persons named as proxies may also propose adjournment of the meeting in order to permit solicitation of additional proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in accordance with the Trustees’ recommendation. They will vote against adjournment those proxies required to be voted contrary to the Trustees’ recommendation. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting that are represented by broker non-votes, if any, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournments may be proposed for a reasonable period or periods to permit further solicitation of proxies or for any other reason. Putnam Management will bear the costs of any additional solicitation and of any adjourned sessions under the Contractual Expense Limitation.

Duplicate mailings. As permitted by SEC rules, Putnam Management’s policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please contact Putnam Investor Services by phone at 1-800-225-1581 or by mail at P.O. Box 219697, Kansas City, MO 64121-9697.

Financial information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct these requests to Putnam Investments, P.O. Box 219697, Kansas City, MO 64121-9697 or by phone at 1-800-225-1581.

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Fund Information

Putnam Investments. Putnam Management is an indirect wholly-owned subsidiary of Putnam Investments. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of The Honourable Paul G. Desmarais, indirectly holds approximately 50.9% of the voting rights of Power Corporation of Canada. Power Corporation of Canada is an international management and holding company that focuses on financial services in North America, Europe and Asia. Power Corporation of Canada controls, directly or indirectly, approximately 71% of the outstanding common shares (representing approximately 65% of the voting rights attached to all of the outstanding voting shares) of Great-West Lifeco Inc., an international financial services holding company with interests in life insurance, health insurance, retirement and investment services, asset management and reinsurance businesses. Great-West Lifeco Inc. indirectly owns a majority interest in, and all of the voting shares of, Putnam Investments through a series of subsidiaries.

The address of each of Putnam Investments and Putnam Management is 100 Federal Street, Boston, Massachusetts 02110. The address of The Desmarais Family Residuary Trust is 759 Victoria Square, Montreal, Quebec H2Y 2J7. The address of Power Corporation of Canada and Power Financial Corporation is 751 Victoria Square, Montreal, Quebec H2Y 2J3. The address of Great-West Lifeco Inc. is 100 Osborne Street North, Winnipeg, Manitoba, R3C 1V3.

Robert L. Reynolds is the President and Chief Executive Officer of Putnam Investments. His address is 100 Federal Street, Boston, MA 02110.

Putnam Management does not provide investment advisory services to other funds that may have investment goals and policies similar to those of the funds.

Putnam Investments Limited. Putnam Investments Limited is a registered investment adviser that has been retained by Putnam Management as investment sub-manager with respect to a portion of the assets of certain funds, and is directly owned by Putnam Advisory Holdings II, LLC, which is a Delaware holding company, and is owned indirectly by Putnam Investments. Though Putnam Management has retained the services of PIL, PIL does not currently manage any assets of the fund. The directors of Putnam Investments Limited, listed along with their principal business occupations at Putnam Investments, are Vivek Gandhi, Portfolio Manager, and Alan G. McCormack, Head of Quantitative Equities and Risk. The address of Putnam Investments Limited, Vivek Gandhi, and Alan G. McCormack is 16 St. James’s Street, London, SW1A 1ER, U.K. The address of Putnam Advisory Holdings II, LLC is 100 Federal Street, Boston, Massachusetts 02110.

The Putnam Advisory Company, LLC. The Putnam Advisory Company, LLC (“PAC”), which has also been retained by Putnam Management to serve as sub-adviser for a portion of the assets of certain funds, is owned by Putnam Investments through a series of wholly-owned subsidiaries. Though Putnam Management has retained the services of PAC, PAC

13

does not currently manage any assets of the fund. The address of The Putnam Advisory Company, LLC is 100 Federal Street, Boston, Massachusetts 02110.

The fund has not paid any fees to Putnam Management or its affiliates during the most recent fiscal year ended August 31, 2021.

Brokerage commissions. The aggregate amount of commissions paid to affiliated brokers during the fund’s most recently completed fiscal year was $283 and the percentage of the fund’s aggregate brokerage commissions paid to such affiliated brokers during the fund’s most recently completed fiscal year was 12.41%.

Limitation of Trustee liability. Your fund’s Declaration of Trust provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith, have not acted in the reasonable belief that their actions were in the best interests of the fund or at least were not opposed to the best interests of the fund, or had reasonable cause to believe their actions were unlawful in the case of a criminal proceeding, or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Officers and other information. All of the officers of your fund are employees of Putnam Management or its affiliates or serve on the staff of the Office of the Trustees. Because of his positions with Putnam Management or its affiliates, Mr. Reynolds, as well as the other affiliated officers of your fund, will benefit indirectly from the management fees and investor servicing fees paid or allowed by your fund. In addition to Mr. Reynolds, the other officers of your fund are as follows:

Name, Address[1], Year of Birth,	Length of	Principal Occupation(s) During Past 5 Years and
Position(s) Held with Fund	Service with the	Position(s) with Fund’s Investment Adviser and
	Putnam Funds[2]	Distributor[3]
Jonathan S. Horwitz[4] (Born 1955)	Since 2004	Executive Vice President, Principal Executive Officer, and
Executive Vice President, Principal		Compliance Liaison, The Putnam Funds.
Executive Officer, and Compliance
Liaison
Stephen J. Tate (Born 1974)	Since 2021	General Counsel, Putnam Investments, Putnam
Vice President and Chief Legal Officer		Management and Putnam Retail Management
(2021 – Present).
Deputy General Counsel and related positions, Putnam
Investments, Putnam Management and Putnam Retail
Management (2004-2021).
James F. Clark[3] (Born 1974)	Since 2016	Chief Compliance Officer, Putnam Investments and Putnam
Vice President and Chief Compliance		Management (2016 – Present).
Officer		Associate General Counsel, Putnam Investments, Putnam
Management and Putnam Retail Management (2003-2015).
Michael J. Higgins[4] (Born 1976)	Since 2010	Vice President, Treasurer, and Clerk, The Putnam Funds.
Vice President, Treasurer, and Clerk

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Richard T. Kircher (Born 1962)	Since 2019	Assistant Director, Operational Compliance, Putnam
Vice President and BSA Compliance		Investments and Putnam Retail Management (2015 –
Officer		Present). Sr. Manager, Operational Compliance, Putnam
Investments and Putnam Retail Management (2004-2015).
Janet C. Smith (Born 1965)	Since 2007	Head of Fund Administration Services, Putnam Investments
Vice President, Principal Financial		and Putnam Management.
Officer, Principal Accounting Officer,
and Assistant Treasurer
Susan G. Malloy (Born 1957)	Since 2007	Head of Accounting, Middle Office, and Control Services,
Vice President and Assistant Treasurer		Putnam Investments, and Putnam Management.
Mark C. Trenchard (Born 1962)	Since 2002	Director of Operational Compliance, Putnam Investments
Vice President		and Putnam Retail Management.
Alan G. McCormack[5] (Born 1964)	Since 2022	Head of Quantitative Equities and Risk, Putnam
Vice President and Derivatives Risk		Investments.
Manager
Martin Lemaire[5] (Born 1984)	Since 2022	Risk Manager, Putnam Investments
Vice President and Derivatives Risk		(2020 – Present).
Manager		Risk Analyst, Putnam Investments
(2016 – 2020).
Nancy E. Florek[4] (Born 1957)	Since 2000	Vice President, Director of Proxy Voting and Corporate
Vice President, Director of Proxy		Governance, Assistant Clerk, and Assistant Treasurer, The
Voting and Corporate Governance,		Putnam Funds.
Assistant Clerk, and Assistant
Treasurer
Denere P. Poulack[4] (Born 1968)	Since 2004	Assistant Vice President, Assistant Clerk, and Assistant
Assistant Vice President, Assistant		Treasurer, The Putnam Funds.
Clerk, and Assistant Treasurer

1 The address of each officer is 100 Federal Street, Boston, MA 02110.

2 Each officer serves an indefinite term, until his or her resignation, retirement, death or removal.

3 Prior positions and/or officer appointments with the fund or the fund’s investment adviser have been omitted.

4 Officers of the fund who are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds.

5 Messrs. McCormack and Lemaire each serve as Vice President and Derivatives Risk Manager for the funds, except Putnam Government Money Market Fund and Putnam Money Market Fund.

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Share Ownership. At April 30, 2022, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of the fund. As of April 30, 2022, to the knowledge of the fund, no person other than those listed on the in the table below owned beneficially or of record 5% or more of the shares of the fund.

Shareholder name and address	Percentage
owned
Putnam Retirement Advantage Maturity Fund – Class R6 Shares*	70.47%
Putnam Retirement Advantage 2025 Fund – Class R6 Shares*	17.28%
Putnam Retirement Advantage 2030 Fund – Class R6 Shares*	5.65%

*The address for the name listed is: c/o Putnam Investments, 100 Federal Street, Boston, MA 02110.

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APPENDIX A – FORM OF NEW MANAGEMENT CONTRACT

PUTNAM ASSET ALLOCATION FUNDS
MANAGEMENT CONTRACT

This Management Contract is dated as of February 27, 2014 between PUTNAM ASSET ALLOCATION FUNDS, a Massachusetts business trust (the “Fund”), and PUTNAM INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Manager”).

In consideration of the mutual covenants herein contained, it is agreed as follows:

1. SERVICES TO BE RENDERED BY MANAGER TO FUND.

(a) The Manager, at its expense, will furnish continuously an investment program for the Fund or, in the case of a Fund that has divided its shares into two or more series under Section 18(f)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”), each series of the Fund identified from time to time on Schedule A to this Contract (each reference in this Contract to “a Fund” or to “the Fund” is also deemed to be a reference to any existing series of the Fund, as appropriate in the particular context), will determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested and will, on behalf of the Fund, make changes in such investments. Subject always to the control of the Trustees of the Fund and except for the functions carried out by the officers and personnel referred to in Section 1(d), the Manager will also manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund and the stated investment objectives, policies and restrictions of the Fund, will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other policies which the Trustees may from time to time determine and will exercise the same care and diligence expected of the Trustees.

(b) The Manager, at its expense, except as such expense is paid by the Fund as provided in Section 1(d), will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully; (2) suitable office space for the Fund; and (3) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, including determination of the net asset value of the Fund, but excluding shareholder accounting services. Except as otherwise provided in Section 1(d), the Manager will pay the compensation, if any, of the officers of the Fund.

(c) The Manager, at its expense, will place all orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager will use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund’s best interests at all times, will consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Fund may determine, the Manager will not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Manager agrees that in connection with purchases or sales of portfolio investments for the Fund’s account, neither the Manager nor any officer, director, employee or agent of the Manager shall act as a principal or receive any commission other than as provided in Section 3.

(d) The Fund will pay or reimburse the Manager for the compensation in whole or in part of such officers of the Fund and persons assisting them as may be determined from time to time by the Trustees of the Fund. The Fund will also pay or reimburse the Manager for all or part of the cost of suitable office space, utilities, support services and equipment attributable to such officers and persons as may be determined in each case by the Trustees of the Fund. The Fund will pay the fees, if any, of the Trustees of the Fund.

(e) The Manager will not be obligated to pay any expenses of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

(f) Subject to the prior approval of a majority of the Trustees, including a majority of the Trustees who are not “interested persons” and, to the extent required by the 1940 Act and the rules and regulations under the 1940 Act, subject to any applicable guidance or interpretation of the Securities and Exchange Commission or its staff, by the shareholders of the Fund, the Manager may, from time to time, delegate to a sub-adviser or sub-administrator any of the Manager’s duties under this Contract, including the management of all or a portion of the assets being managed. In all instances, however, the Manager must oversee the provision of delegated services, the Manager must bear the separate costs of employing any sub-adviser or sub-administrator, and no delegation will relieve the Manager of any of its obligations under this Contract.

2. OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and any person controlled by or under common control with the Manager may have advisory, management, service or other contracts with other organizations and persons and may have other interests and business.

3. COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

The Fund will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to paragraphs (a), (b), and (c) of Section 1, a fee, based on the Fund’s Average Net Assets, computed and paid monthly at the annual rates set forth on Schedule B attached to this Contract, as from time to time amended. The Fund’s “Average Net Assets” means the average of all of the determinations of the Fund’s net asset value at the close of business on each business day during each month while this Contract is in effect. The fee is payable for each month within 15 days after the close of the month.

The fees payable by the Fund to the Manager pursuant to this Section 3 will be reduced by any commissions, fees, brokerage or similar payments received by the Manager or any affiliated person of the Manager in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses approved by the Trustees incurred by the Manager or any affiliated person of the Manager in connection with obtaining such payments.

In the event that expenses of the Fund for any fiscal year exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year will be reduced by the amount of excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager will be reduced, and if necessary, the Manager will assume expenses of the Fund, to the extent required by the terms and conditions of such expense limitation.

If the Manager serves for less than the whole of a month, the foregoing compensation will be prorated.

4. ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract will automatically terminate, without the payment of any penalty, in the event of its assignment, provided that no delegation of responsibilities by the Manager pursuant to Section 1(f) will be deemed to constitute an assignment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract is effective until approved in a manner consistent with the 1940 Act, the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

5. EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract is effective upon its execution and will remain in full force and effect as to a Fund continuously thereafter (unless terminated automatically as set forth in Section 4 or terminated in accordance with the following paragraph) through June 30, 2014, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the respective Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may at any time terminate this Contract as to a Fund by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to a Fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the respective Fund.

Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.

6. CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares” of a Fund means the affirmative vote, at a duly called and held meeting of shareholders of the respective Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting are present in person or by proxy or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person,” “control,” “interested person” and “assignment” have their respective meanings defined in the 1940 Act, subject, however, to the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; the term “approve at least annually” will be construed in a manner consistent with the 1940 Act and the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; and the term “brokerage and research services” has the meaning given in the Securities Exchange Act of 1934 and the rules and regulations under the Securities Exchange Act of 1934 and under any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

7. NON-LIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder.

8. LIMITATION OF LIABILITY OF THE TRUSTEES, OFFICERS, AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the respective Fund.

[The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, PUTNAM ASSET ALLOCATION FUNDS and PUTNAM INVESTMENT MANAGEMENT, LLC have each caused this instrument to be signed on its behalf by its President or a Vice President thereunto duly authorized, all as of the day and year first above written.

PUTNAM ASSET ALLOCATION FUNDS, on behalf of the
series listed on Schedule A

By:	/s/ Jonathan S. Horwitz
Jonathan S. Horwitz
Executive Vice President, Principal Executive
Officer, and Compliance Liaison

PUTNAM INVESTMENT MANAGEMENT, LLC

By:	/s/ James P. Pappas
James P. Pappas
Director of Trustee Relations and Authorized Person

Schedule A
(Updated as of November 22, 2019)

Putnam Dynamic Asset Allocation Balanced Fund
Putnam Dynamic Asset Allocation Conservative Fund
Putnam Dynamic Asset Allocation Growth Fund
Putnam Income Strategies Portfolio

PUTNAM ASSET ALLOCATION FUNDS

By:	/s/ Jonathan S. Horwitz
Jonathan S. Horwitz
Executive Vice President, Principal
Executive Officer, and Compliance Liaison

PUTNAM INVESTMENT MANAGEMENT, LLC

By:	/s/ Robert T. Burns
Robert T. Burns
Vice President and Chief Legal Officer

A-1

Schedule B
(Updated as of May 20, 2022)

Putnam Dynamic Asset Allocation Balanced Fund

0.680% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.630% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.580% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.530% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.480% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.460% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.450% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
0.445% of any excess thereafter.

Putnam Dynamic Asset Allocation Conservative Fund

0.680% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.630% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.580% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.530% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.480% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.460% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.450% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
0.445% of any excess thereafter.

Putnam Dynamic Asset Allocation Growth Fund

0.750% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.700% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.650% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.600% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.550% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.530% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.520% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
0.515% of any excess thereafter.

“Total Open-End Mutual Fund Average Net Assets” means the average of all of the determinations of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding the net assets of such funds investing in, or invested in by, other such funds, such as Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund, to the extent necessary to avoid "double-counting" of such net assets) at the close of business on each business day during each month while the Management Contract is in effect.

Putnam Income Strategies Portfolio1

0.630% of the first $ 5 billion of Total Open - End Mutual Fund Average Net Assets;
0.580% of the next $ 5 billion of Total Open - End Mutual Fund Average Net Assets;
0.530% of the next $ 10 billion of Total Open - End Mutual Fund Average Net Assets;
0.480% of the next $ 10 billion of Total Open - End Mutual Fund Average Net Assets;
0.430% of the next $ 50 billion of Total Open - End Mutual Fund Average Net Assets;
0.410% of the next $ 50 billion of Total Open - End Mutual Fund Average Net Assets;
0.400% of the next $ 100 billion of Total Open - End Mutual Fund Average Net Assets;
0.395% of any excess thereafter.

1 The addition of a management fee for Putnam Income Strategies Portfolio to be effective upon the effectiveness of the registration statement amendment for the fund filed on 4/14/22, anticipated to occur on or around 7/1/22.

APPENDIX B – CURRENT AND PRO FORMA TOTAL ANNUAL OPERATING EXPENSE TABLES

The table and example below provide information about (i) the actual annual operating expenses that the fund incurred during its fiscal year ended August 31, 2021 and (ii) the pro forma annual operating expenses that the fund would have incurred during its fiscal year ended August 31, 2021 had the fund’s proposed new management contract and expense limitation agreement gone into effect on September 1, 2020, the first day of the fund’s fiscal year.

Annual fund operating expenses (actual and pro forma)
(expenses you pay each year as a percentage of the value of your investment)

							Total
							annual fund
							operating
					Total		expenses
		Distribution		Acquired	annual fund		after
	Management	and service	Other	Fund Fees	operating	Expense	expense
	fees	(12b-1) fees	expenses	and Expenses	expenses	reimbursement#	reimbursement
Actual
Expenses
Under Current	$0	N/A	0.81%	0.03%	0.84%	(0.61)%	0.23%
Management
Contract
Pro Forma
Expenses
Based on	0.46%	N/A	0.13%	0.00%*	0.59%	(0.12)%	0.47%
Proposed
Contract

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 12/30/2022. This obligation may be modified or discontinued only with approval of the Board of Trustees.

* Expenses have been restated to reflect current fees.

Example (actual and pro forma)

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

				10
	1 year	3 years	5 years	years
Actual Expenses Under Current Management Contract	$24	$207	$406	$981
Pro Forma Expenses Based on Proposed Contract	$48	$177	$317	$726

APPENDIX C – PREVIOUS TRUSTEE APPROVAL OF MANAGEMENT CONTRACT FOR THE FUND IN JUNE 2021

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2021, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2021, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2021meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2021. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees took into consideration (as noted below) that the fund pays no management fee under its management, sub-management and sub-advisory contracts and that the fund’s only shareholders are other Putnam funds that pay management fees to Putnam Management. In this context, the Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances – for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry – that suggest that consideration of fee changes might be warranted. The Trustees noted that the fund pays no management fee to Putnam Management and that the only shareholders of the fund are other Putnam funds that pay management fees to Putnam Management. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2020. One expense limitation was a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). This expense limitation attempts to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that this expense limitation was not operative during their fiscal years ending in 2020. However, in the case of your fund, this expense limitation applied during its fiscal year ending in 2020. Putnam Management has agreed to maintain this expense limitation until at least December 30, 2022. Putnam Management’s commitment to this expense limitation arrangement, which was intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2020. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2020 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s newly launched exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, The Putnam Funds generally performed well in 2020, which Putnam Management characterized as a challenging year with significant volatility and varied market dynamics. On an asset-weighted basis, the Putnam funds ranked in the second quartile of their peers as determined by Lipper Inc. (“Lipper”) for the year ended December 31, 2020 and, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2020. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, continued to be exceptionally strong over the long term, with The Putnam Funds ranking as the 3rd best performing mutual fund complex out of 44 complexes for the ten-year period, with 2020 marking the fourth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees noted that The Putnam Funds’ performance was solid over the one- and five-year periods, with The Putnam Funds ranking 22nd out of 53 complexes and 14th out of 50 complexes, respectively. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 26 of the funds were four- or five-star rated at the end of 2020 (representing an increase of four funds year-over-year) and that this included seven funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2020 and considered information provided by

Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year period ended December 31, 2020. Your fund’s shares’ return, net of fees and expenses, was positive but trailed the return of its benchmark over the one-year period ended December 31, 2020. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2020 to strengthen its investment team.

Brokerage and soft-dollar allocations

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam
INVESTMENTS

P.O. 219697
KANSAS CITY, MO 64121-9697

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D87115-S46551

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THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 1.	**For**	**Against**	**Abstain**
1 Approving a new management contract for your fund.	☐	☐	☐

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PUTNAM FUNDS

By signing on the reverse side, you, as a shareholder of PUTNAM FUNDS, appoint Trustees, Kenneth R. Leibler and George Putnam, III, and either of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote all of your PUTNAM FUNDS shares on your behalf at the meeting of shareholders. The meeting will take place on Thursday, June 23, 2022 at 11:00 a.m., Eastern Time, on the 2nd Floor of 100 Federal Street, Boston, Massachusetts 02110, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees**. When you complete and sign this proxy card, the shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. **If you simply sign this proxy card, and do not vote on the proposal, the shares will be automatically voted as the Trustees recommend**. The proxies are also authorized to vote at their discretion on any other matter as may properly come before the meeting or any adjournment or postponement of the meeting.

This proxy is solicited on behalf of the Board of Trustees, and the proposal for the Fund (set forth on the reverse side of this proxy card) have been approved by the Board of Trustees and recommended for approval by shareholders.